                                                                   Exhibit 10(v)



AFTER RECORDING RETURN TO:
Christopher L. Carson, Esq.
Jones, Day, Reavis & Pogue
3500 One Peachtree Center
303 Peachtree Street
Atlanta, Georgia  30308-3242





                                  GROUND LEASE

                           Dated as of July 30, 1997


                                    Between

                            SCIENTIFIC-ATLANTA, INC.
                             a Georgia corporation,
                               as Ground Lessor,

                                      and

                        WACHOVIA CAPITAL MARKETS, INC.,
                             a Georgia corporation,
                                as Ground Lessee

                                  GROUND LEASE


     THIS GROUND LEASE (the "Ground Lease") dated as of July 30, 1997 (the
                             ------------
"Effective Date") is between SCIENTIFIC-ATLANTA, INC., a Georgia corporation
---------------
("Ground Lessor"), and WACHOVIA CAPITAL MARKETS, INC., a Georgia corporation,
---------------
its successors and assigns ("Ground Lessee").
                             -------------

                                    RECITALS
                                    --------

     WHEREAS, Ground Lessor holds fee simple title to the Site (as hereinafter defined); and

     WHEREAS, Ground Lessor desires to lease to Ground Lessee, and Ground Lessee desires to lease from Ground Lessor, the Site in accordance with the terms and conditions set forth in this Ground Lease.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Ground Lessor and Ground Lessee hereby covenant and agree as follows:

SECTION 1.  CERTAIN DEFINED TERMS.  All capitalized terms used in this Ground
            ---------------------
Lease and not otherwise defined herein shall have the following meanings:

          "Agency Agreement" means that certain Acquisition, Agency, Indemnity
           ----------------
     and Support Agreement dated as of even date herewith between the Ground Lessor and the Ground Lessee, as the same is amended or otherwise modified from time to time.

          "Arbitration" as defined in Section 12.
           -----------

          "Award" as defined in Section 8.
           -----

          "Condemnation" as defined in Section 8.
           ------------

          "Default" as defined in Section 11.
           -------

          "Effective Date" means the date of this Ground Lease as   set forth in
           --------------
     the first paragraph hereof.

          "Event of Default"  as defined in Section 11.
           ----------------

          "Ground Lease" means this Ground Lease.
           ------------

          "Ground Lessee" means Wachovia Capital Markets, Inc., a   Georgia
           -------------
     corporation, the ground lessee under this Ground Lease, and its successors and assigns.

          "Ground Lessor" means Scientific-Atlanta, Inc., a Georgia corporation,
           -------------
     the ground lessor under this Ground Lease.

          "Impositions" means all taxes, assessments, use and occupancy taxes,
           -----------
     water and sewer charges, charges for public utilities, excises, levies, license and permit fees and other charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, which shall or may during the Term be assessed, levied, charged, confirmed or imposed upon or accrue or become due or payable out of or on account of or become a lien on the Site or any portion thereof. Impositions shall not include any income taxes, capital levy, estate, succession, inheritance or transfer taxes or similar tax of Ground Lessor, or any franchise taxes imposed upon any owner of the fee of the Site or any income, profits or revenue tax, assessment or charge imposed upon the rent or other benefit received by Ground Lessor under this Ground Lease.

          "Lease Years" means successive one (1) year periods during the Term,
           -----------
     with the first Lease Year commencing on the Effective Date and subsequent Lease Years commencing on each anniversary of the Effective Date.

          "Leasehold Mortgage" as defined in Section 10.
           ------------------

          "Leasehold Mortgagee" as defined in Section 10.
           -------------------

          "Permitted Exceptions" means those matters affecting Ground Lessor's
           --------------------
     title to the Site as set forth in Exhibit "A" mutually agreeable to and
                                       -----------
     attached hereto by the Ground Lessor and the Ground Lessee on or prior to the Lease Commencement Date (defined in the Sublease) and by this reference made a part hereof, to which Ground Lessee's interest under this Ground Lease is expressly subject.

          "Site" means the land and easements described in Exhibit "B" attached
           ----                                            -----------
     hereto and by this reference made a part hereof, including, without limitation, any and all improvements now or hereafter constructed thereon and any and all appurtenances thereto.

          "Sublease" means that certain Lease Agreement dated as of even date
           --------
     herewith between WCMI, as sublessor, and Scientific-Atlanta, Inc., as sublessee, as the same is amended or otherwise modified from time to time.

          "Term" as defined in Section 2.
           ----

          "Third Party Occupancy Period" means the period commencing on the date
           ----------------------------
     on which WCMI has transferred its interests hereunder to another person or entity.

          "WCMI" as defined in Section 13.
           ----

          "WCMI Occupancy Period" means the period commencing on the latter to
           ---------------------
     occur of (i) the payment of the Final Rent Payment under the Sublease, and
     (ii) the surrender of possession of the Site to WCMI, and ending on the date on which WCMI has transferred its interests hereunder to another person or entity.

SECTION 2.  LEASE OF SITE; TERM.
            -------------------

     (a) Subject to the terms and conditions of this Ground Lease, Ground Lessor hereby leases to Ground Lessee, and Ground Lessee hereby leases from Ground Lessor the Site for a period (the "Term") of ninety-nine (99) years commencing
                                   ----
on the Effective Date and ending, unless sooner terminated pursuant to the terms of this Ground Lease, on July 14, 2096.

     (b) So long as Ground Lessee observes and performs all of the terms, covenants and conditions of this Ground Lease to be observed and performed on Ground Lessee's part, Ground Lessee shall peaceably and quietly enjoy the Site, subject to the terms and conditions of this Ground Lease and subject to the Permitted Exceptions, and Ground Lessee's possession shall not be disturbed by anyone.

     (c) Upon termination of this Ground Lease in accordance with the terms of this Ground Lease, Ground Lessee's rights in the Site created in this Ground Lease shall revert to Ground Lessor, and Ground Lessee shall no longer have any rights or obligations with respect to the Site.

     (d) Ground Lessor will grant or join in granting and, if necessary, modifying such rights-of-way, easements and other interests as may be required to provide the Site with ingress and egress, and electric, telephone, gas, water, sewer and other public utilities necessary to the operation of the Site (including any improvements hereafter erected thereon). Any such easements shall be in such locations as the Ground Lessor may reasonably determine to be appropriate in order to permit the use and development of the property owned by the Ground Lessor adjacent to the Site.

SECTION 3.  Rent.  Upon the earlier to occur of (x) that date which is 6 months
            ----
after the end of the Exclusivity Period, or (y) the commencement of any Third Party Occupancy Period, Ground Lessee shall pay to Ground Lessor rental for the use and occupancy of the Site in an amount equal to a fair market rental as agreed upon by the Ground Lessor and the Ground Lessee and documented by an amendment to this Ground Lease (the "Rent"). In the event that the Ground Lessor and the Ground Lessee are unable to agree on the amount of Rent within 15 days, the amount of Rent shall be determined by arbitration in accordance with the terms of Section 12 of this Ground Lease.

SECTION 4.  Impositions.  (a) After the commencement of the WCMI Occupancy
            -----------
Period and during any Third Party Occupancy Period, in addition to the Rent, during the Term, Ground Lessee will pay or cause to be paid, subject to the Ground Lessee's contest rights under Section 4(b) hereof, all Impositions imposed upon or levied or assessed against the Site or any portion thereof, or against the Ground Lessor in connection with the transactions contemplated by this Ground Lease, or imposed or levied upon, assessed against or measured by any Rent or other sums payable hereunder, or any sums levied in connection with the execution, delivery or recording hereof, and will furnish to the Ground Lessor upon request copies of official receipts or other proof evidencing such payment; provided, however, that the Ground Lessee shall not be obligated to pay
         --------  -------
(i) any Impositions that are based upon or measured by the Ground Lessor's overall net income, or which are in substitution for, or relieve the Ground Lessor from, any actual Imposition based upon or measured by the Ground Lessor's overall net income; (ii) Impositions constituting franchise taxes imposed on Ground Lessor by the jurisdiction under the laws of which Ground Lessor is organized or qualified or any political subdivision thereof; or (iii) any Impositions attributable to the gross negligence or willful misconduct of the Ground Lessor. The Ground Lessee further agrees that, subject to its rights under Section 4(b), it will, at its expense, do all things required to be done by the Ground Lessor in connection with the levy, assessment, billing or payment of any Impositions that it is required to pay pursuant to the preceding sentence, and is hereby authorized by the Ground Lessor to act for and on behalf of the Ground Lessor in any and all such respects and to prepare and file, on behalf of the Ground Lessor, all tax returns and reports required to be filed by the Ground Lessor (other than federal income tax returns and documents related thereto) concerning the Facility. The Ground Lessee's payment and other obligations under this Section 4 shall survive the termination of this Ground Lease.

     (b) Notwithstanding any other provision of this Ground Lease to the contrary, after prior written notice to the Ground Lessor and provided there is no material risk of sale, forfeiture or loss of the Site or any material part thereof or interest therein, the Ground Lessee may at its expense contest any Imposition or any nonconsensual lien which it is required to pay or comply with hereunder, by appropriate proceedings conducted in good faith and with due diligence, so long as such proceedings are effective to prevent the collection of such Imposition or lien from the Ground Lessor or against the Site or any part thereof; provided, however, that the actions of the Ground Lessee, as
              --------  -------
authorized by this Section 4(b), shall be subject to the express written consent of the Ground Lessor if such actions would subject the Ground Lessor or the Site or any part thereof to any liability or loss not indemnified in full by the Ground Lessee hereunder or any sanction, criminal or otherwise, for failure to pay any such Imposition or to comply with such requirement. The Ground Lessee will pay, and save the Ground Lessor harmless against, all losses, judgments and reasonable costs, including attorneys' fees and expenses, in connection with any such contest and will, promptly after the final determination of such contest, comply with such requirements and pay and discharge the amounts which shall be imposed or determined to be payable therein, together with all penalties, costs and expenses incurred in connection therewith. The Ground Lessee shall prevent any foreclosure, judicial sale, taking, loss or forfeiture of the Site or any part thereof, or any interference with or deductions from any Rent or any other sum required to be paid by the Ground Lessee hereunder by reason of such nonpayment or nondischarge of an Imposition, or noncompliance with a requirement contemplated herein. The Ground Lessor shall cooperate with the Ground Lessee in any contest and shall allow the Ground Lessee to conduct such contest (in the name of the Ground Lessor, if necessary) at the Ground Lessee's sole cost and expense; and the Ground Lessee shall indemnify and hold the Ground Lessor harmless from and against all liabilities, costs and expenses in connection with such contest. The Ground Lessee shall notify the Ground Lessor of each such proceeding within ten (10) days after the commencement thereof, which notice shall describe such proceeding in reasonable detail.

SECTION 5.  Improvement of Site.
            -------------------

     (a) Ground Lessee shall have the right, at Ground Lessee's expense, from time to time to construct improvements to become part of the Site. Ground Lessee shall have the right, at Ground Lessee's expense, to demolish and remove any existing improvements on the Site and any improvements hereafter erected, from time to time, on the Site. The salvage, if any, which Ground Lessee may be able to recover from such demolition shall belong to Ground Lessee.

     (b) Any improvements erected on the Site during the Term after the commencement of the WCMI Occupancy Period and during any Third Party Occupancy Period shall be and remain the property of the Ground Lessee then in possession of the Site, and Ground Lessee shall retain all rights to depreciation deductions and tax credits arising from the ownership thereof. Upon termination of this Ground Lease, all such improvements shall be and become a part of the realty and the property of Ground Lessor (except for any termination followed by a substitute lease from Ground Lessor to the Leasehold Mortgagee as hereinafter provided).

SECTION 6.  Use of Premises; Repairs; Alterations.
            -------------------------------------

     (a) Ground Lessee may use the Site, including any improvements now or hereafter erected thereon, for (i) the occupation and use of the Site for commercial office space and light assemblage in compliance with all applicable laws and insurance policy requirements.

     (b) Ground Lessee will obey and comply with in all material respects all lawful requirements, rules, regulations and ordinances of all legally constituted authorities, existing at any time during the Term, in any way affecting the Site or the use of the Site or any demolition, excavation or construction being done on the Site or in any way affecting this Ground Lease. The right to contest the validity thereof in good faith is hereby reserved to Ground Lessee.

     (c) Ground Lessee accepts the Site in its present condition and as suited for the use intended by Ground Lessee. Ground Lessor shall not be required to make any repairs or improvements to the Site during the term of this Ground Lease, or in any manner to supply maintenance for the Site or any improvements thereon.

SECTION 7A.  Insurance.  After the commencement of the WCMI Occupancy Period and
             ---------
during any Third Party Occupancy Period:

         (a) The Ground Lessee will, at its own expense, purchase and maintain, or cause to be purchased and maintained, throughout the Term, with financially sound and reputable insurance companies, insurance with respect to its business and the Site in at least such amounts and against at least such risks (including on all its property, and public liability and worker's compensation) as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

          (b) The Ground Lessee shall bear all risk of loss, whether by condemnation, casualty, theft, taking, confiscation or otherwise, with respect to the Site or any part thereof, at all times during the Term.

          (c) So long as no Default shall have occurred and be continuing, any payments, whether constituting insurance proceeds, amounts paid by any governmental authority or otherwise, received by the Ground Lessee or the Ground Lessor upon the occurrence of any loss with respect to the Site or part thereof (other than as a result of a casualty), whether as a result of casualty, theft, taking or other confiscation, shall be applied in payment for necessary repairs and replacement to the Site to the extent permitted under the terms of this Ground Lease, or to the extent the costs of such repairs and replacement shall have been paid by the Ground Lessee, to the extent permitted under the terms of this Ground Lease, to reimburse the Ground Lessee. The Ground Lessee shall be entitled to retain any excess funds remaining after necessary repairs and replacements have been completed and all costs therefor paid in full. Upon the occurrence of any Default, the Ground Lessor shall be entitled to receive and retain any such payments for application to the obligations of the Ground Lessee hereunder.

SECTION 7B.  Hazardous Materials.  The Ground Lessee shall not place,
             -------------------
manufacture or store or permit to be placed, manufactured or stored any Hazardous Materials on the Site, except for reasonable quantities of necessary supplies for use by the Ground Lessee in the ordinary course of business and stored, used and disposed in accordance with applicable Laws. "Hazardous Materials" means (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any substance the presence of which on any property now or hereafter owned or acquired by the Ground Lessee is prohibited by any applicable law similar to those set forth in this definition; and (d) any other substance which by Law requires special handling in its collection, storage, treatment or disposal. During any Third Party Occupancy Period, and during the WCMI Occupancy Period in the event WCMI occupies the Site as a tenant, the Ground Lessee shall defend, indemnify and hold harmless the Ground Lessor and its agents, employees, trustees, successors and assigns from any and all claims which may now or in the future (whether before or after the termination of this

Ground Lease) be asserted as a result of the presence of any Hazardous Materials on the Site unless caused by the Ground Lessor's gross negligence or wilful misconduct. The Ground Lessee acknowledges and agrees that this indemnification shall survive the termination of this Ground Lease.

SECTION 8.  Condemnation.  At any time during which the Sublease is in effect
            ------------
(i) in the event of a Loss Event (defined in the Sublease), upon payment by the Ground Lessor of either (A) the Purchase Price (defined in the Sublease) for the Site, or (B) the payment of the Termination Value (defined in the Sublease), then this Ground Lease shall terminate, and (ii) any and all Awards (defined below) received with respect to any Condemnation (defined below) shall be applied in accordance with Sections 14 and 15 of the Sublease. After the commencement of the WCMI Occupancy Period and during any Third Party Occupancy Period, if during the Term, the Site or any part thereof be condemned or taken (a "Condemnation") by the United States, the State of Georgia, or any subdivision or municipality thereof, or any corporation, public or private, or by any other body having power of eminent domain, then:

     (a) The court in such Condemnation shall, if not prohibited by law, be required to make separate awards ("Award" or "Awards") to Ground Lessor and Ground Lessee and Ground Lessor and Ground Lessee agree to require such action by the court. This paragraph shall be construed as superseding any statutory provisions now in force or hereafter enacted concerning Condemnation proceedings to the extent permitted by law.

     (b) If such court is prohibited by law from making separate Awards to Ground Lessor and Ground Lessee or declines to do so, and if all of the Site or such portion thereof, as makes the residue of the Site of substantially no commercial value is so condemned, the Award in such Condemnation proceeding shall be divided between Ground Lessor and Ground Lessee, as follows:

         (i) The following values shall be determined as of the time of Condemnation by agreement of the parties or by Arbitration:

               (x) The value of the Site excluding the value of buildings and improvements thereon. In determining the value of the Site, the Rent payable hereunder by Ground Lessee had there been no Condemnation and the fact that any buildings or improvements on the Site would belong to Ground Lessor upon the expiration of the Term shall be taken into consideration.

                     (y) The value of the improvements placed on the Site by Lessee. In determining the value of such improvements, the obligation of Ground Lessee to pay the Rent hereunder had there been no Condemnation and the fact that such improvements would belong to Ground Lessor upon the expiration of the Term shall be taken into consideration.


              (ii) The Ground Lessor shall receive that percentage of the total Award which the value of the Site as determined in subparagraph (x) above bears to the sum of the values of the Site and improvements as determined in subparagraphs
                     (x) and (y) above.

             (iii) The Ground Lessee shall receive the remainder of such Award.

             (c) If such court is prohibited by law from making separate Awards to Ground Lessor and Ground Lessee or declines to do so, and if the residue of the Site after such Condemnation is of some commercial value, then the Award in such Condemnation proceeding shall be divided between Ground Lessor and Ground Lessee, as follows:

               (i) The following amounts shall be determined by agreement of the parties or by Arbitration:

                     (x) The difference between the value of the Site immediately prior to such Condemnation and the value of the residue of such Site; the value of the Site, in each instance excluding the value of the building and improvements thereon. In determining said difference the abatement of Rent otherwise payable by Ground Lessee, as hereinafter provided, and the loss of Ground Lessor's right to any improvements so Condemned upon the expiration of the Term shall be taken into consideration.

                     (y) The difference between the value of the improvements placed on the Site by Ground Lessee immediately prior to such Condemnation and the value of the residue of said improvements after such Condemnation. In determining this difference, the abatement of Rent, if any, otherwise payable by Ground Lessee hereunder, as hereinafter provided, and Ground Lessor's right to any such buildings or improvements so Condemned upon the expiration of the Term shall be taken into consideration.

          (ii) Ground Lessor shall receive that percentage of the total Award which the amount determined under subparagraph (x) above bears to the sum of the amounts determined under subparagraphs (x) and (y) above.

         (iii)   The Ground Lessee shall receive the remainder of such award.

     (d) If all of the Site, or such portion thereof as makes the residue of substantially no commercial value, is so Condemned, this Ground Lease shall automatically terminate on the date of Condemnation. In the event that such residue of the Site is of some commercial value, then the percentage which the value of said residue bears to the value of the Site immediately prior to such Condemnation, shall be determined by agreement of the parties or by Arbitration, and that percentage of the Rent otherwise payable under this Ground Lease shall thereafter be payable as the Rent hereunder.

     (e) Any other provision of this Ground Lease to the contrary notwithstanding, should there be in existence at the time of any such Condemnation any Leasehold Mortgage, then the Leasehold Mortgagee shall be entitled to receive all such Awards up to the full amount due the Leasehold Mortgagee under its Leasehold Mortgage (including, without limitation, all principal, interest, fees, prepayment fees, late payments and curative advances), before either Ground Lessor or Ground Lessee shall be entitled to receive any such Award. Any such Award received by the Leasehold Mortgagee shall be deducted first from the portion of the Award otherwise payable to Ground Lessee and any excess due the Leasehold Mortgagee shall be deducted from the portion of the Award otherwise payable to Ground Lessor.

Section 9.  Assignments And Subleases.
            -------------------------

     (a) Prior to the WCMI Occupancy Period, Ground Lessee shall not make any assignment, sublease or other conveyance of the Site or of Ground Lessee's interest in this Ground Lease, except as permitted in the Credit Agreement (defined in the Sublease).

     (b) After commencement of the WCMI Occupancy Period and during any Third Party Occupancy Period, upon prior written notice to Ground Lessor, Ground Lessee is hereby authorized to sell or assign its leasehold estate in its entirety or for any portion of the unexpired Term at any time, without the necessity of obtaining any further consent or approval of Ground Lessor. Any purchaser or assignee of Ground Lessee's leasehold estate, immediate or remote, unless restrained by the muniments of title under which he holds, shall have like power of sale, assignment and transfer. If any such sale or assignment shall be evidenced by an instrument in writing, properly executed and acknowledged by all of the parties thereto and duly recorded in the Office of the Clerk of the Superior Court of Gwinnett County, Georgia, wherein and whereby the grantee or assignee assumes all of the obligations of Ground Lessee hereunder and if a copy of such instrument is delivered to Ground Lessor, the grantor or assignor shall be relieved from all further liability hereunder, and the grantee or assignee shall hold the leasehold estate and all of the rights of the Ground Lessee in and to the Site in accordance with the terms and conditions of this Ground Lease. Ground Lessee shall have the right to sublet all or any portion of the Site as Ground Lessee may deem proper, it being expressly understood and agreed that any such subletting shall have no effect on the obligations and covenants imposed hereunder upon Ground Lessee.

Section 10.  Leasehold Mortgages.
             -------------------

     (a) Solely to the extent required by the terms of the Credit Agreement and the Operative Documents, Ground Lessee shall at all times have the right to encumber by the Mortgage (defined in the Credit Agreement; hereinafter, the "Leasehold Mortgage") as security for any debt, all of Ground Lessee's right, title and interest hereunder including, without limiting the generality of the foregoing, its right to use and occupy the Site together with its rights and interests in and to all buildings, improvements, and fixtures now or hereafter placed on the Site; in all respects, however (except as herein expressly provided), subordinate and inferior to Ground Lessor's rights, title, privileges, liens and interests as provided in this Ground Lease; and Ground Lessee shall, in no event, have the right to, in any way, encumber Ground Lessor's fee simple title and reversionary interest in and to the Site. Ground Lessee shall not amend or otherwise modify the Leasehold Mortgage except as permitted by the Credit Agreement or the Operative Documents.

     (b) The Agent (defined in the Credit Agreement) as mortgagee under the Leasehold Mortgage (the "Leasehold Mortgagee") may, at its option, at any time before this Ground Lease shall have been terminated, pay any amount or do any act or thing required of Ground Lessee by the terms of this Ground Lease and shall be thereby subrogated to any and all of the rights of Ground Lessee under the terms and provisions of this Ground Lease; and all payments so made and all acts or things so done and performed by the Leasehold Mortgagee shall be as effective to prevent a forfeiture of the rights of Ground Lessee as the same would have been if done and performed by Ground Lessee instead of the Leasehold Mortgagee.

     (c) In the event of the termination of this Ground Lease or of any new lease made pursuant to the provisions of this paragraph (e) prior to its stated expiration date, Ground Lessor will notify the Leasehold Mortgagee and certify in writing to the Leasehold Mortgagee all amounts then due to Ground Lessor under this Ground Lease (or such new lease), and Ground Lessor will enter into a new lease of the Site with the Leasehold Mortgagee (or its designee or nominee) for the remainder of the Term, to commence as of the date of the termination of this Ground lease (or any new lease) at the same Rent and upon all of the other terms, provisions, covenants and agreements in this Ground Lease contained, upon condition that (i) the Leasehold Mortgagee shall make written request to Ground Lessor for such new lease not later than thirty (30) days from the date such notice by Ground Lessor is given to the Leasehold Mortgagee, (ii) the Leasehold Mortgagee shall pay to Ground Lessor at the time of the execution and delivery of said new lease all sums which, as at the date of execution and delivery of such new lease, were past due and owing under this Ground Lease, and (iii) such new lease shall require the lessee thereunder to perform any obligation of Ground Lessee under this Ground Lease not then performed.

     (d) Ground Lessor will not modify, amend, cancel or accept a surrender of this Ground Lease, nor shall this Ground Lease be terminated by Ground Lessee (including a termination pursuant to the express provisions hereof), nor shall Ground Lessee elect any option granted to it under this Ground Lease, without the prior written consent of all the Leasehold Mortgagee. Any such modification, amendment, cancellation, surrender, termination or option election without the written consent of the Leasehold Mortgagee shall be void and of no force or effect.

     (e) No union of the interests of Ground Lessor and Ground Lessee shall result in a merger of this Ground Lease and the fee interests in the Site without the prior written consent of the Leasehold Mortgagee.

     Section 11.  Default - Forfeiture - Termination.
                  ----------------------------------

     (a) This Ground Lease is granted on the condition that if an Event of Default shall occur, and in accordance with the terms and provisions hereof, a Default shall then occur, this Ground Lease may be terminated.

     (b) There shall be an event of default, (an "Event of Default") only if and when:

          (i) there shall have been a failure to pay, when due, any item of Rent herein provided to be paid by Ground Lessee to Ground Lessor, or any item of Impositions required by the terms of this Ground Lease to be paid by Ground Lessee; or

          (ii) there shall have been a failure to comply with any provision hereof; or

          (iii) the Ground Lessee shall have commenced a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

          (iv) an involuntary case or other proceeding shall be commenced against the Ground Lessee seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days, or an order for relief shall be entered against the Ground Lessee under the federal bankruptcy laws as now or hereafter in effect.

Before a Default shall ripen from or out of any of the foregoing Events of Default, there shall have been:

          (i) given to Ground Lessee and to the Leasehold Mortgagee a notice of the failure to pay, when due, any item of Rent at least thirty (30) days in advance of a Default becoming effective and a notice of any other Event of Default in writing at least (A) ninety (90) days in advance of a Default becoming effective during the WCMI Occupancy Period, and (B) forty-five
     (45) days in advance of a Default becoming effective during any Third Party Occupancy Period; and

          (ii) no cure of the Event of Default specified in said notice, which cure, however, may be effected during the period of said notice by the payment of any money which would have avoided the Event of Default, if made in due course. If and whenever any such Event of Default, of which notice shall have been given, shall have thus been cured within the applicable notice periods described in clause (i) above, there shall be no Default, but if not cured as provided in this paragraph, then upon the expiration of such applicable notice periods, a Default shall exist.

     (c) A Default having occurred, then and in any such event Ground Lessor shall have the right, at its election, upon giving ten (10) days' notice of such election:

          (i) As Ground Lessee's legal representative, without terminating this Ground Lease, to enter upon and rent the Site at the best price obtainable by reasonable effort without advertisement and by private negotiations and for any term and on such conditions as Ground Lessor deems proper. Ground Lessee shall be liable to Ground Lessor for the deficiency, if any, between the Rent hereunder and the price obtained by Ground Lessor on reletting; or

          (ii) to terminate this Ground Lease and to enter into and upon the Site and take possession of the same, and Ground Lessor may hold and retain the Site as of its first or former estate.

After commencement of the WCMI Occupancy Period and during any Third Party Occupancy Period, after a Default shall have occurred with respect to any payment obligations hereunder, the Ground Lessee shall pay to the Ground Lessor, upon demand by Ground Lessor, a late charge not to exceed 4% of the amount of such payment.

Provided, however, in the event that any Default or Event of Default hereunder has occurred as a result of (i) Ground Lessor's failure to comply with the terms of the Sublease or the Agency Agreement, or (ii) a Default or Event of Default having occurred under the Sublease (as both terms are defined in the Sublease), then the Ground Lessor shall not be permitted to exercise any rights or remedies under this Section 11 with respect to such Default or Event of Default hereunder. The foregoing proviso shall not apply to the Ground Lessor's exercise of any such rights or remedies against the Ground Lessee (A) arising during the WCMI Occupancy Period in the event that the Agency Agreement has been terminated, or (B) during any Third Party Occupancy Period.

     (c) Upon the expiration of the Term of this Ground Lease, or upon the prior termination of this Ground Lease from any cause, all rights of the Ground Lessee, and all persons whomsoever claiming by, through or under Ground Lessee, whether by grant, assignment, Leasehold Mortgage, sublease, foreclosure proceedings or other conveyance or encumbrance to the Site, including all improvements thereon, shall eo instante, wholly cease and terminate; and the
                            -- --------
Site, including all improvements thereon, shall thence forward constitute and belong to and be the absolute property of Ground Lessor, Ground Lessor's successors and assigns, without further act or conveyance, and without liability to make compensation to Ground Lessee or to anyone whatever, and free and discharged from all and every lien, encumbrance and charge of any character created or attempted to be created by Ground Lessee at any time.

SECTION 12.  Arbitration.  If the parties are unable to agree on any matter,
             -----------
which, in accordance with the terms of this Ground Lease, is to be settled by arbitration ("Arbitration"), then such Arbitration proceeding shall be conducted in the following manner:

     (a) A party shall notify the other in writing of the exact matter in dispute and of the name of the arbitrator appointed by the party giving such notice. Within ten (10) days after receipt of such notice, the party so receiving it shall, in writing, notify the other party of an arbitrator appointed by it. Within thirty (30) days after the appointment of the second arbitrator, the arbitrators so appointed shall determine the matter in dispute, or failing so to do shall jointly appoint a third arbitrator. If the two arbitrators are unable to determine the matter in dispute or agree upon a third arbitrator within thirty (30) days after the appointment of the second arbitrator, then both parties or either of them shall immediately, by petition to the senior Judge of the Superior Court of Gwinnett County, Georgia, request the appointment of five (5) persons, each of whom shall be qualified to serve as a third arbitrator, and none of whom shall have any interest in or be in any way affiliated with or related to either party as a stockholder, officer, employee, or agent of any party, or a relative of any such person. From the five (5) persons thus appointed, Ground Lessor and Ground Lessee shall, within fifteen
(15) days after such appointment, alternately strike two names each, Ground Lessee striking one first. The remaining person shall act as the third arbitrator. If either party shall fail or refuse to appoint an arbitrator within the time provided, then the other party shall petition the then senior Judge of the Superior Court of Gwinnett County, Georgia, to appoint an arbitrator for such party and any arbitrator so appointed shall be considered as having been appointed by the party so failing or refusing to appoint an arbitrator. If either party shall fail or refuse within the time provided to strike from the list of the five (5) persons appointed by the court as set forth above, the other party shall proceed to select the third arbitrator from said list.

     (b) After a third arbitrator has been appointed as provided above, the arbitrators shall hold such meeting as any party may reasonably request and at such meetings, hear and consider any evidence which a party desires to present. Within thirty (30) days after the appointment of the third arbitrator, the arbitrators shall make their determinations.

     (c) All determinations made by the arbitrators shall be in writing, signed by at least two arbitrators. Such written determinations shall be in all respects final and no party shall have any right to appeal therefrom to the courts or otherwise.

     (d) Each party shall pay the fees and expenses of the arbitrator appointed by it. The fees and expenses of the third arbitrator shall be divided equally between Ground Lessor and Ground Lessee.

SECTION 13.  Limited Liability of Wachovia Capital Markets, Inc. ("WCMI").
             ------------------------------------------------------------
Anything in this Ground Lease to the contrary notwithstanding, after such time as WCMI shall have expended, directly or indirectly, at least $100,000 toward improvement of the Site (including both "hard" costs and "soft" costs), all claims, demands or causes of action, whether reduced to judgment or not, which Ground Lessor may then or at any time thereafter have against WCMI for the payment of Rent or any other amounts which may become due hereunder, or because of WCMI's failure to comply with any provision hereof, shall be enforceable solely against WCMI's right, title and interest under this Ground Lease, and no other property of WCMI shall be subject to any such claim, demand or cause of action, nor shall Ground Lessor have the right to force WCMI by mandatory injunction or by extraordinary remedy personally to perform any of the covenants or agreements of this Ground Lease. Any provision of the Ground Lease to the contrary notwithstanding, WCMI at its sole option shall be entitled upon sixty
(60) days prior written notice to Ground Lessor to terminate the Ground Lease effective immediately following the expiration of such sixty (60) day notice period; provided, however, this Section 13 shall not inure to the benefit of any assignee of WCMI (other than any Affiliate (defined in the Sublease) of WCMI or any Person approved by the Ground Lessor) and any such assignee shall remain fully liable for the payment of Rent and all other amounts which may become due hereunder and all other obligations of the Ground Lessee hereunder.

Section 14.  Estoppel Certificates.  Each party agrees from time to time, upon
             ---------------------
no less than ten (10) days' prior notice from the other, to execute, acknowledge and deliver, without charge, to the other party, or to any person designated by the other party, a statement in writing certifying that this Ground Lease is unmodified and in full force and effect (or if there have been modifications, identifying the same by the date thereof and specifying the nature thereof), that to the knowledge of such party no uncured default or event of default exists hereunder (or if any such uncured default or event of default does exist, specifying the same) and the dates to which the Rent and other sums and charges payable hereunder have been paid.

Section 15.  Notices.  Except as otherwise provided herein, all notices and
             -------
other communications provided for hereunder shall be in writing (including telecopier and other readable communication) and mailed by certified mail, return receipt requested, telecopied or otherwise transmitted or delivered, if to the Ground Lessor, at One Technology Parkway, South, Norcross, Georgia 30092-2967, Attention: Harvey A. Wagner, Telecopier: (770) 903-4700, with a copy to Ground Lessor at its address but to the Attention of William Eason, Esq., Telecopier (770) 903-4823 and a copy to Charles T. Sharbaugh, Esq., Paul, Hastings, Janofsky & Walker, Suite 2400, 600 Peachtree Street, Atlanta, Georgia 30308, Telecopier (404)815-2424; and if to the Ground Lessee, at 191 Peachtree Street, N.E., Atlanta, Georgia 30303, Attention: Operations Manager, Telecopier:
(404) 332-4005; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, if so mailed, telecopied or otherwise transmitted, be effective when received, if mailed, or when the appropriate answer back or other evidence of receipt is given, if telecopied or otherwise transmitted, respectively.

Section 16.  Severability.  If any provision hereof or the application thereof
             ------------
to any Person or circumstance shall be invalid or unenforceable, then the remaining provisions or the application of such provisions to persons or circumstances other than those as to which it is invalid or enforceable, shall continue to be valid and enforceable.

Section 17.  Governing Law.  This Ground Lease shall be governed by, interpreted
             -------------
under and construed in accordance with the laws of the State of Georgia.

Section 18.  Counterparts.  This Ground Lease may be executed in any number of
             ------------
counterparts, each of which shall be an original, and all of which together shall constitute but one and the same instrument.

Section 19.  Successors and Assigns.  This Ground Lease shall be binding upon
             ----------------------
and inure to the benefit of Ground Lessor and Ground Lessee and their respective heirs, successors and assigns.

     IN WITNESS WHEREOF, this instrument has been executed under seal as of date first written above.


                                       GROUND LESSOR:


Signed, sealed and delivered
in the presence of:                    SCIENTIFIC-ATLANTA, INC.,
/s/ William E. Eason, Jr.              a Georgia corporation
------------------------------------
Witness

/s/ Julia S. Keating                   By: /s/ H. A. Wagner
------------------------------------      -----------------------------------
Notary Public                          Name: Harvey A. Wagner
                                            ---------------------------------
                                       Title: Senior Vice President-Finance,
                                             --------------------------------
                                              Chief Financial Officer &
                                             --------------------------------
                                              Treasurer
                                             --------------------------------
My Commission Expires:
  September 26, 1999
------------------------------------                    [CORPORATE SEAL]

  [NOTARY SEAL]


                                       GROUND LESSEE:
Signed, sealed and delivered
in the presence of:                    WACHOVIA CAPITAL MARKETS, INC.,
                                       a Georgia corporation
/s/ Karen H. McClain
------------------------------------
Witness

/s/ Maxine Crawford                    By: /s/ Joseph J. Thomas
------------------------------------      --------------------------------
Notary Public                          Name:   Joseph J. Thomas
                                            ------------------------------
                                       Title:  Senior Vice President
                                             -----------------------------
My Commission Expires:
August 2, 1998
------------------------------------

  [NOTARY SEAL]

       EXHIBITS TO THIS AGREEMENT ARE NOT FILED WITH THIS EXHIBIT 10(v),
                        BUT ARE AVAILABLE UPON REQUEST.